SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

On June 24, 2019, we entered into an Operating and Management Agreement (the “Agreement”) with Sweet Ally, Inc. (“Sweet Ally”) for the management of a new jointly-owned limited liability company named Sweet Rock, LLC (“Sweet Rock”). Sweet Rock, a Michigan limited liability company, is owned 51% by Rocky Mountain High Brands and 49% by Sweet Ally. The new company has been organized to establish new brands and manufacture new products consisting primarily of edible products to be distributed nationally and internationally.

Under the Agreement, the sole Manager of Sweet Rock will at all times be our President and CEO, Michael Welch. Although our CEO will have general management authority over Sweet Rock, certain actions will require the consent of 60% of the membership (or, effectively, both Sweet Ally and Rocky Mountain High Brands), including:

•	Hiring personnel;
•	Borrowing money, executing a guaranty or long term lease, or granting a security interest in Sweet Rock’s assets;
•	Issuing or selling additional membership units in Sweet Rock;
•	Entering into, amending, or terminating a related party agreement;
•	Selling any material assets of Sweet Rock; or
•	Dissolving, winding-up, or initiating bankruptcy for Sweet Rock.

Any transfer or sale of membership interests in Sweet Rock is subject to a right of first refusal by the existing members. Profits and losses from Sweet Rock will be allocated equally between Sweet Ally and Rocky Mountain High Brands.

The foregoing is a summary of the material terms of the Agreement. The Agreement, which is filed herewith as Exhibit 10.1, should be reviewed in its entirety for additional information.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Operating and Management Agreement of Sweet Rock, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: June 24, 2019

By: /s/ Michael R. Welch

Michael R. Welch

President and Chief Executive Officer

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